SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 18, 2004
                               --------------------
                Date of Report (Date of earliest event reported)


                             Para Mas Internet, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


     0-30645                                                 59-3383240
     -------                                                 ----------
(Commission  File  Number)                               (IRS  Employer
                                                       Identification  No.)


                1337 S. Gilbert Road, Suite, Mesa, Arizona  85204
                -------------------------------------------------
              (address  of  principal  executive offices)(Zip  Code)


                                 (480) 892-2189
                                 --------------
              (Registrant's telephone number, including area code)

        711 Poplar Street, Coquitlam, British Columbia, Canada  V3J  3K9
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

As of February 18, 2004, the auditor-client relationship between the Registrant and Russell Bedford Stefanou Mirchandani LLP of McLean, Virginia ("RBSM"), had been terminated by the Registrant. The termination was not recommended or approved by the board of directors of the Registrant. The Registrant does not have an audit or similar committee. RBSM had been serving as the independent accountant for the Registrant engaged as the principal accountant to audit the Registrant's financial statements. The report of RBSM dated August 20, 2003, with respect to its audit of the balance sheet of the Registrant as of June 30, 2003, and the related statements of losses, deficiency in stockholders' equity and cash flows for the two years in the period then ended, stated that certain factors listed in the report raised substantial doubt about the Registrant's ability to continue as a going concern. Otherwise, no report of RBSM with respect to any financial statement of the Registrant contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the Registrant's two most recent fiscal years and, without limitation, the interim period from June 30, 2003, the date of the last audited financial statements, to February 18, 2004, the date of termination, RBSM and the Registrant have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Registrant's two most recent fiscal years and, without limitation, the interim period from June 30, 2003, the date of the last audited financial statements, to February 18, 2004, the date of termination, RBSM has not:
- Advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;
- Advised the Registrant that information has come to RBSM's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;
- Advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to RBSM's attention during the time period to which this paragraph applies, that if further investigated may; (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements, or (ii) cause RBSM to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; and due to RBSM's termination (due to audit scope limitations or otherwise) or for any other reason, expanded the scope of RBSM's audit or conduct such further investigation; or
- Advised the Registrant that information has come to RBSM's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to RBSM's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); and due to RBSM's termination or for any other reason, the issue has not been resolved to RBSM's satisfaction prior to its termination.

As of February 18, 2004, the Registrant engaged CFO Advantage, Inc. of Las Vegas, Nevada, as the independent accountant for the Registrant to audit the Registrant's financial statements. Prior to engaging the new accountant, neither the Registrant nor any one on the Registrant's behalf consulted with the new accountant on any matter. The Registrant has obtained the review by the new accountant of this disclosure.

Item  7.  Exhibits.

Exhibits.

16.1     Letter  re  change  in  certifying  accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARA  MAS  INTERNET,  INC.


                                           By:  /s/ Gary Whiting
                                           -------------------------------
                                           Gary  Whiting
Date:  March  22,  2004                    Chief  Executive  Officer